UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)   December 18, 2006
CANARGO ENERGY CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-32145	91-0881481

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

CanArgo Energy Corporation
P.O. Box 291, St. Peter Port
Guernsey, British Isles	GY1 3RR

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code (44) 1481 729 980

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 9—Financial Statements and Exhibits
Item 9.01. Financial Statements and Exhibits.
SIGNATURES
Exhibit 99.1

The matters discussed in this Current Report on Form 8-K include forward looking statements, which are subject to various risks, uncertainties and other factors that could cause actual results to differ materially from the results anticipated in such forward looking statements. Such risks, uncertainties and other factors include the uncertainties inherent in oil and gas development and production activities, the effect of actions by third parties including government officials, fluctuations in world oil prices and other risks detailed in the Company’s Reports on Forms 10-K and 10-Q filed with the Securities and Exchange Commission. The forward-looking statements are intended to help shareholders and others assess the Company’s business prospects and should be considered together with all information available. They are made in reliance upon the safe harbor provisions of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. The Company cannot give assurance that the results will be attained.
Section 7—Regulation FD
Item 7.01.               Regulation FD Disclosure.
The following information is furnished pursuant to Item 7.01, “Regulation FD Disclosure.”
December 18, 2006 – Tbilisi, Georgia – CanArgo Energy Corporation (“CanArgo”) (OSE: CNR, AMEX: CNR) today announced that it has completed drilling on its Manavi 12 appraisal well in Georgia reaching total depth (“TD”).
The M12 well was drilled to a depth of 16,762 feet (5,109 metres) in the Cretaceous interval to appraise the oil discovery made by the Manavi M11 exploration well in 2003. Electric logs have been run and preliminary log analyses indicate a potentially significant hydrocarbon column in the well with no definitive presence of a hydrocarbon-water contact. The upper carbonate section appears to have the best reservoir characteristics and had good hydrocarbon shows whilst drilling. The testing programme will focus on this interval, and also on the upper part of the underlying interbedded section and an 886 feet (270 metre) section of the well will be tested through a pre-perforated liner. Once the liner is run, it is planned to perform a short initial production test to gain interim flow and fluid data prior to demobilising the Saipem rig. The initial test is expected to be completed by the end of this year and the well will be more comprehensively tested as part of a longer-term production test commencing late January after the rig has been cleared from the site and appropriate additional testing equipment installed.
The information in this report (including its exhibit) shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (“Exchange Act”), or otherwise subject to liability of that section. The information in this report (including its exhibit) shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing, except as shall be expressly set forth by specific reference in such filing.
A copy of the Press Release is attached hereto as Exhibit 99.1.

Section 9—Financial Statements and Exhibits
Item 9.01. Financial Statements and Exhibits.
(d)	Exhibits:

Exhibit No.	Exhibit Description

99.1	Press Release dated December 18, 2006 issued by CanArgo Energy Corporation.
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CANARGO ENERGY CORPORATION

Date: December 20, 2006	By:	/s/ Elizabeth Landles

Elizabeth Landles, Corporate Secretary